CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report filed on Form 10-QSB in accordance with Rule 15(d)-2 of the Securities Exchange Act of 1934 of Southern Iowa BioEnergy LLC (the “Company”) for the period ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Elefson, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan Elefson
Alan Elefson, Treasurer and Chief Financial and Accounting Officer Dated: June 14, 2007